                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                       -------------------------


                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): JUNE 15, 1998


           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
           ------------------------------------------------
                 PASS-THROUGH CERTIFICATE TRUST 1998-3
                 -------------------------------------
        (Exact name of registrant as specified in its charter)



        DELAWARE                      33-55855             APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS employee
   of incorporation)                 file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                            NOT APPLICABLE
--------------------------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on June 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
          6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

          The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

          Exhibit No.     Description
          -----------     -----------
             99.1         Monthly Report delivered to Certificateholders
                          on June 15, 1998.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 1998


                                  MANUFACTURED HOUSING CONTRACT
                                  SENIOR/SUBORDINATE PASS-THROUGH
                                  CERTIFICATE TRUST 1998-3

                                  By    GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust


                                  By:   /s/ Phyllis A. Knight
                                        ----------------------------------
                                        PHYLLIS A. KNIGHT
                                        Senior Vice President and Treasurer

                             INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                           PAGE
-------                                                         ------
  99.1     Monthly Report delivered to Certificateholders         5
           on June 15, 1998.